SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): JANUARY 24, 2001


                      AMERICAS POWER PARTNERS, INC.
         (Exact Name of Registrant as Specified in Its Charter)


                                COLORADO
             (State or Other Jurisdiction of Incorporation)


                      000-24989        05-0499526
       (Commission File Number)         (I.R.S. Employer Identification No.)


                710 NORTH YORK STREET, HINSDALE, ILLINOIS
                (Address of Principal Executive Offices)

                                  60521
                               (Zip Code)

                              630/325-9101
          (Registrant's Telephone Number, Including Area Code)

                             NOT APPLICABLE
      (Former Name or Former Address, If Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On January 24, 2001, Americas Power Partner, Inc. (APP) issued a press release, attached hereto as an Exhibit under Item 7, which announced the following events that occurred on that date:

   * The purchase of 2,899,000 shares of APP Common Stock from Thomas R. Casten and another APP employee.

   * The sale of development rights related to large power projects in the carbon black and calcined carbon industries to Private Power LLC
      (PPL).

   * The resignation of Thomas R. Casten, former APP Chairman of the Board and Chief Executive Officer, Raymond F. Weber, former Executive Vice President and Chief Financial Officer, and two other APP managers. The aforementioned four former APP employees formed Private Power LLC to purchase the aforementioned development rights and pursue large power projects.

The continuing directors of APP unanimously approved the above transaction.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   Exhibits.

     Exhibit
     NUMBER DESCRIPTION

        99 Press Release dated January 24, 2001: "APP Announces the Sale of Large Power Projects Development Rights."




                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAS POWER PARTNERS, INC.


Date: January 26, 2001               By: /s/Tom F. Perles
                                     TOM F. PERLES
                                     Chief Accounting Officer